New / improved small molecule drugs POZ Platform® April 2025 Non-Confidential Small Molecules Enabling Improvements of Multiple Drug Modalities Optimized targeting & reduced immunogenicity RNA Improved delivery of cancer-killing toxins ADCs

Forward Looking Statements NON-CONFIDENTIAL 2 This presentation contains forward-looking statements that are based on management’s beliefs and assumptions and on information currently available to management. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this presentation include, but are not limited to, statements about: the potential attributes and benefits of our product candidates; the format, timing and objectives of our product development activities and clinical trials; the timing and outcome of regulatory interactions, including whether activities meet the criteria to serve as registrational; the ability to compete with other companies currently marketing or engaged in the development of treatments for relevant indications; the size and growth potential of the markets for product candidates and ability to serve those markets; the rate and degree of market acceptance of product candidates, if approved; the sufficiency of our cash resources; and our Serina investor webcast. We cannot assure you that the forward-looking statements in this presentation will prove to be accurate. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. Actual performance and results may differ materially from those projected or suggested in the forward-looking statements due to various risks and uncertainties, including, among others: clinical trial results may not be favorable; uncertainties inherent in the product development process (including with respect to the timing of results and whether such results will be predictive of future results); the impact of other factors on the timing, progress and results of clinical trials; our ability to recruit and enroll suitable patients in our clinical trials, including the effectiveness of mitigation measures; whether and when, if at all, our product candidates will receive approval from the FDA or other regulatory authorities, and for which, if any, indications; competition from other biotechnology companies; uncertainties regarding intellectual property protection; and other risks identified in our SEC filings, including those under the heading “Risk Factors” in our Annual Report on Form 10-K and our other periodic reports and documents filed from time to time with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation.

Serina Therapeutics Next generation drug optimization technology for multiple modalities NON-CONFIDENTIAL 3 • Founders pioneered PEGylation at Shearwater Polymers; $150B in cumulative sales across 32 FDA-approved PEGylated drugs • Founded Serina to develop the gold standard therapeutic polymer platform for small molecules, RNA and ADCs • Lead program SER-252 will enter the clinic in 4Q2025 as a de-risked novel treatment for advanced Parkinson’s disease – potential $2B peak US sales • Partnered with Pfizer in the RNA vaccine fields • Key investor led fundings at Biohaven and Medivation with combined exit value of $25B – Insider ownership of 47%

Presentation Overview NON-CONFIDENTIAL 4 Benefits of POZ Platform1 SER-252 (POZ-Apomorphine) – Potential best-in-class treatment for Advanced Parkinson’s Disease 2 RNA – Broad opportunity across therapeutics and vaccines3 Milestones and Summary4

POZ delivers multiple key improvements across multiple modalities NON CONFIDENTIAL 5 Does not elicit an immune response1POZ (poly 2-oxazoline) is engineered to address the limitations of other biocompatible polymers Enables greater drug loading2 Enables continuous delivery with controlled release3 Safe metabolism, clearance and accumulation profiles4 Cost-effective, scalable, safe synthesis and room temp stable5

How Does POZ Accomplish Continuous Drug Delivery?



Drug
Cleavable Linker
Inert Pendent
Enzymatic Drug Release
POZ
N
COOH
Drug Concentration
Therapeutic Window
Time
Standard Drug Delivery (oral, SC, IM, IV)
POZ

- Drug is attached to multiple pendent groups via a cleavable linker
- A single plasma enzyme (butyrylcholinesterase) releases the active drug

- **Extends** delivery and administration interval
- **Optimizes** safety / efficacy profile
- **Precision** tuned release profile of drug via linker and drug load
- **POZ** - Designed for small molecules the way PEG was for biologics

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‘POZylated’ Small Molecule Candidate Phenotype NON-CONFIDENTIAL 7 Long-acting TPP must have material, KOL-validated clinical benefit • Convenience / compliance • Improved efficacy / Reduced SAE profile • Clinically de-risked small molecule • Drugs with narrow Therapeutic Index/Window • Drugs that failed trials due to poor PK and/or PK-related efficacy/safety issues TPP has $1B+ peak sales commercial opportunity and strategic value • 505(b)(2) NDA regulatory / clinical pathway Opportunity for ‘POZylation’ to be a standard for long-acting small molecule development – similar to PEGylation early positioning in biologics Lead program SER-252 • 1st patient in Ph 1b 4Q2025 - de-risked novel treatment for advanced Parkinson’s disease • Clear convenience benefit versus current standard of care • $2B peak US sales potential

SER-252 (POZ-Apomorphine) Continuous Dopaminergic Stimulation (CDS) with Best-in-class Potential for Treatment of Advanced Parkinson’s Disease 10M people in the world are currently living with Parkinson’s disease Every 9 mins A person is diagnosed with Parkinson’s disease in the US alone 50+ years With no major clinical advances – Levadopa standard of care since 1967

NON-CONFIDENTIAL 9 • Apomorphine is a strong pan-receptor dopamine agonist • Similar to levodopa in terms of efficacy, but not dependent on the patient having intact presynaptic machinery to convert levodopa to dopamine and may be more appropriate than levodopa for advanced patients • Adoption of apomorphine as a therapeutic approach has been limited due to: a) short half life (requires continuous infusion), and b) serious adverse local administration site reactions POZ Enables Continuous Delivery of Apomorphine: • Without adverse skin reactions • No need for continuous infusion via electronic pump POZ Apomorphine Optimizing product potential of clinically proven small molecule

POZ Apomorphine: Addressing Skin Reaction Challenges NON-CONFIDENTIAL 10 No adverse skin reactions in NHPs Supernus’ ONAPGO (APO-go) TOLEDO Study: 31% of 82 Patients had Moderate to Severe Local Site Issues POZ releases free apomorphine only in vascular circulation, not in the sub-q compartment PK studies testing eight doses of SER-252 at 15 mg/kg over the course of a month showed no skin reactions APO-go caused draining skin abscesses in all treated monkeys No skin reactions at any time point - biopsy of injection site revealed no inflammation ONAPGO (APO-go) US FDA approval Feb 2025 SER-252 APO-go

Patient Journey Inevitably Leads to Inadequate Control

Alternatives for advanced patients limited to highly invasive options


SER-252
Market Entry
Levadopa (+ Carbidopa) Remains the 1L Standard of Care
Adjunctive Therapy – Dopamine agonist, COMT / MAO-B inhibitors or adenosine A_{2A} receptor antagonist
Levodopa dose adjustments / long-acting formulations
DBS - Deep brain stimulation
ProDuopa - Abbvie
Vyalev – Abbvie
APO-go / Onapgo – Supernus
DRUG LEVEL
High
Low
Primary Monotherapy
Levodopa (+ carbidopa)
Alternative Monotherapy
MAO-B Inhibitors / Dopamine Agonists
Dyskinesia
ON Time
OFF Time
YEAR
1 - 2
2 - 3
3 - 6
6+
Parkinson's Diagnosis
Impairment of Daily Functioning
Development of Motor Complications
Inadequate Control of Motor Fluctuations and Dyskinesia
Earlier Potential

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Major Market Opportunity for Advanced Parkinson’s Therapies 1. Parkinson’s Foundation, accessed Mar 2024 2. Roche Pharma Day Epidemiological Data 2022 3. Various Analyst Reports from Oct 2019, Feb 2020, Dec 2023, Feb 2024 4. Based on Globe Life Sciences Primary Research NON-CONFIDENTIAL 12 US Advanced PD prevalent patients 150,000 Inadequately controlled on orals, Advanced-therapy eligible 75,000 Advanced PD prevalent patients 210,000 Inadequately controlled on orals, Advanced-therapy eligible 105,000 180,000 Growing 1.5% per year EU + UK Major Market Patients Inadequately Controlled ~50% Not controlled

Emerging Products Have Significant QoL Limitations

All Rely on Electronic Infusion Devices That Must Be Worn Daily / Continuously


Bypasses the stomach
Delivered in the intestine, where levodopa is mostly absorbed

ProDuopa (Abbvie)

levodopa / carbidopa

Requires surgical placement of an intestinal port, patient wears a pump and 5 lb. gel pack during waking hours

$471M in 2023 sales (75% ex-US)
$511M peak sales in 2021

US pricing = $40K/yr/patient (not including surgery / pump)


ABBV-951

Vyalev (Abbvie)

foslevodopa / foscarbidopa

SC infusion via an electronic pump generally administered during waking hours, typically over a 16-hour period

FDA approval October 2024
EU/UK approved in 2023

US WAC = $119K/year/patient



Apo-go / Onapgo (Supernus)

apomorphine

SC infusion via an electronic pump worn generally administered during waking hours, typically over a 16-hour period

FDA approval February 2025
EU/UK first authorized in 1993

US WAC = likely to track Vyalev

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Analysts Project Large Market Emerging for CDS 1. Source: Evaluate Pharma, accessed Mar 2024 NON-CONFIDENTIAL 14 Despite Highly Invasive Product Profiles 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2021A 2022A 2023A 2024E 2025E 2026E 2027E 2028E 2029E 2030E W o rl d w id e S a le s ($ m ) Global Actual and Forecast Sales of Infusion Treatments for Parkinson’s Disease Onapgo (Supernus) Vyalev (Abbvie) ProDuopa (AbbVie) 1

POZ Apomorphine is Partnered with Enable Injections

Approved[1] 25mL enFuse® device fully enables SER-252's best-in-class product potential

Compact device with no tubing involved


enFuse



No need for healthcare provider to administer

- Vial of SER-252 is pushed on to the port
- Automatically transfers solution and loads the device in less than one minute
- Push button starts injection and pops up when injection is complete – no programming required
- The needle is never seen

Highly Differentiated TPP: Wearable on-body 2x per week for 10 to 15 minutes - versus invasive, continuously worn electronic pump / tubing set

1. Approved in the United States in combination with a specific drug, for more information: https://enableinjections.com/our-products

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POZ Apomorphine has Blockbuster Potential 1. Globe Life Sciences Primary Research NON-CONFIDENTIAL 16 $2.1B to $3.3B Peak Sales Opportunity (US / EU / UK) Sa le s $ (M ) 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2030 2031 2031 2033 2034 2035 2036 2037 2038 2039 2040 US / EU / UK SER-252 Total Sales Upside Case US / EU / UK SER-252 Total Sales Base Case 59,299 Patients 37,753 Patients 505(b)(2) Regulatory Pathway = potential market launch in 2030 Pricing Assumptions US net = $90K/yr/patient (Vyalev US WAC = $119K/yr/patient) UK/EU net = $40K/year/patient

2025 2026 2027 2028 H1 H2 H1 H2 H1 H2 H1 H2 H1 SER-252 Development Plan 17 IND Studies Pre-IND Meeting Phase 2b/3 in Advanced PD PatientsPhase 1b in Advanced PD Patients Interim Data Final Data • Design: Single Ascending Dose / Multiple Ascending Dose • Primary Endpoint: o Safety and tolerability No skin irritations, no worsening of symptoms • Key Secondary Endpoints: o PK for steady-state plasma levels that are within apomorphine therapeutic window (similar to APO-go) o Potential lowering of daily doses of L-DOPA in MAD • Design: randomized vs placebo • Primary endpoint: o Statistically significant increase from baseline in daily “ON” time without dyskinesia, and decrease in daily “OFF” time • Key Secondary Endpoints: o Confirm steady-state PK o Down titration of daily oral meds as dose of SER-252 is increased Established endpoints and well-defined regulatory pathway to approval NON-CONFIDENTIAL

Summary POZ apomorphine: Compelling Risk/Reward Profile Modest capital requirements to reach potentially highly accretive value inflection points NON-CONFIDENTIAL 18 • Large unmet patient need – SER-252 potential peak annual sales of $2.1B to $3.3B • Modest clinical risk – Apomorphine has US and EU approvals in advanced Parkinson’s disease as: 1) “off-state” rescue injection (Apokyn) and, 2) therapeutic infusion drug/device combo for the treatment of motor fluctuations (Apo-go / Onapgo) • Highly differentiated TPP enabled by POZ + partnership with Enable Injections • 2x per week dosing via SC injection • 10 – 15 mins on body (vs. continuously worn, e-pump driven infusion tubing set up) • With no troublesome skin reactions at local site administration • Phase 1b trial in advanced PD patients provides early efficacy readout • Early readout on adverse skin reactions • Interim SAD readout 2H 2026 = key value infection point • 505(b)(2) NDA potential – accelerated regulatory pathway potentially provides near term, major value inflection point (visibility 3Q 2025) – efficient time & cost to value

RNA

- A non-immunogenic POZ-based delivery & targeting platform
- Broad Opportunity Across Therapeutics & Vaccines

v1.0 LNP	v2.0 LNP	v3.0 LNP
(PEG alternative)	**(replaces PEG & ionizable lipid)**	**(v2.0 + extrahepatic targeting)**
RNA vaccine platform licensed to Pfizer	RNA therapeutics immune silent platform	RNA therapeutics platform with tissue targeting

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POZ enables RNA products with greatly reduced reactogenicity NON-CONFIDENTIAL 20 Ionizable lipid Cholesterol mRNA Phospholipid POZ-lipid • Collaborations with pharma partners to replace PEG-LNPs with POZ-LNPs • COVID-19 RNA vaccines data supports anti-PEG antibodies linked to unwanted reactogenicity and subsequent reduced uptake Ionizable lipid Cholesterol mRNA Phospholipid PEG-lipid License with Pfizer executed 4Q 2023 • Non-exclusive / single target • $3M upfront / 3.5% tiered royalties • Pharma and biotech companies seeking alternative to PEG for LNP/RNA delivery Current generation PEG LNP V1.0 POZ LNP

High Reactogenicity likely due to anti-PEG antibodies NON-CONFIDENTIAL 21 • Anaphylaxis to the mRNA vaccines appears to be due to basophil degranulation, likely the result of high titer IgG (possibly IgM) to the PEG in the formulation • Now recognized as an uncommon mechanism of anaphylaxis, first described clinically ~ 15 years ago • The high titers of IgM & IgG are associated with an increased incidence of reactogenicity (possibly other AEs) • Serina has developed POZ-dma as a component for LNP formulations • Virtually identical in biophysical properties to the PEG-dma LNP (Pfizer/BioNTech formulation) – licensed v1.0 to Pfizer POZ-dma v1.0 LNPs fail to elicit an IgM or IgG immune response on repeat dosing in rats

POZ LNP Strategic Rationale LNP Built Entirely on POZ Platform 22 Development of superior, proprietary LNP vehicle enables potential to: • Stand up an LNP newco focused on developing product assets • Broad partnering/licensing opportunity across TA’s employing LNP delivered payloads Supported by v1.0 and v2.0 data and development of a “targeting” v3.0 • v1.0: PEOZ-dma demonstrated superiority to PEG-dma / ALC 0315 LNP (the “Pfizer LNP) – (a) immune silent profile, (b) stability of payload at RT, (c) license deal with Pfizer ($3M single target, 3.5% royalty) • V2.0: developed completely proprietary POZ LNP (replacing PEG and ionizable lipid) • V3.0: proof of principle targeting chemistry approach being advanced 1 2

0 46 65 89 258 435 642 797 326 773 1124 1484 765 1178 1615 2062 54 102 144 0 500 1000 1500 2000 2022 2023 2024 2025 2022 2023 2024 2025 2022 2023 2024 2025 2022 2023 2024 2025 2022 2023 2024 Circular RNA Guide RNA-Mediated Gene Editing Messenger RNA Oligonucleotide RNA-Targeted Small Molecules N u m b e r o f D ru g s RNA Therapeutic Landscape Approved Clinically Active Discontinued Not Active Preclinical Rapid Growth in LNP-delivered Drugs NON-CONFIDENTIAL 23

Milestones & Summary

Value-Driving Projected Milestones NON-CONFIDENTIAL 25 Product Development / Data • 2Q 2025 – IND submission with FDA • 3Q 2025 – FDA allowance for Phase 1 trial of SER-252 in Advanced Parkinson’s • 4Q 2025 – Initiation of Phase 1 trial of SER-252 in Advanced Parkinson’s Disease • 4Q 2025 – New POZ small molecule conjugate IND enabling studies initiated • 2Q 2026 – Interim SER-252 Ph 1 readout (injection site reaction) • 3Q 2026 – Interim SER-252 Ph 1 SAD clinical data readout • 2Q 2027 – Final SER-252 Ph 1 SAD/MAD clinical data readout Platform Development / Data • 1H 2025 - v2.0 preclinical data for POZ platform improvement of RNA delivery • 2H 2025 – Preclinical data for POZ platform optimization of ADCs Partnerships • 2025/26 – POZ platform partnerships in RNA and ADCs

Small Molecule Pipeline NON-CONFIDENTIAL 26 Drug Candidate Indication Research Preclinical Phase 1 Phase 2 Phase 3 SER-252 (POZ-apomorphine) Advanced Parkinson’s SER-2xx (POZ-undisclosed) CNS SER-2xx (POZ-undisclosed) CNS IND-enabling studies Proof of concept Platform Partnering Programs Drug Candidate Indication Research Preclinical Phase 1 Phase 2 Phase 3 POZ RNA RNA therapeutics POZ ADC / AOC Oncology R&D with partners Proof of concept Proof of concept